EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of Washington Prime Group, L.P. (the “Partnership”) on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 24, 2017	/s/ Louis G. Conforti
Louis G. Conforti Chief Executive Officer and Director of Washington Prime Group Inc., general partner of Washington Prime Group, L.P.

Date: February 24, 2017	/s/ Mark E. Yale
Mark E. Yale Executive Vice President and Chief Financial Officer of Washington Prime Group Inc., general partner of Washington Prime Group, L.P.